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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 29, 2004 (July 29, 2004)

                                  GUESS?, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        1-11893                                              95-3679695
(Commission File Number)                       (IRS Employer Identification No.)

              1444 S. Alameda Street Los Angeles, California 90021
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (213) 765-3100

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

99.1 Press Release of Guess?, Inc. dated July 29, 2004 (financial results for the second fiscal quarter of 2004)

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Item 9. Regulation FD Disclosure.

      Guess?, Inc. issued a press release on July 29, 2004. The press release announced its financial results for the quarter ended June 26, 2004. The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. In accordance with SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto are being furnished under Item 9 rather than under Item 12.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Los Angeles, State of California, on July 29, 2004.

                                              GUESS?, INC.

                                              By: /s/ Maurice Marciano
                                                  ------------------------------
                                                  Maurice Marciano
                                                  Co-Chairman of the Board,
                                                  Co-Chief Executive Officer and
                                                  Director

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Press Release of Guess?, Inc. dated July 29, 2004. (financial results for the second fiscal quarter of 2004)

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